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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-06935




                                                          February 11, 2004
                                                                  Supplement

[GRAPHIC OMITTED]





            SUPPLEMENT DATED FEBRUARY 11, 2004 TO THE PROSPECTUS OF
                       MORGAN STANLEY SPECIAL VALUE FUND

                           Dated September 30, 2003



The fourth paragraph of the section of the Prospectus titled "HOW TO BUY SHARES" is hereby replaced by the following:


     The Fund will suspend the offering of its shares to new investors at the close of business on March 12, 2004, except to new investors making investments through Morgan Stanley Portfolio ArchitectSM, an asset allocation program co-sponsored by the Investment Manager and Morgan Stanley DW Inc. Following the suspension of the offering of shares to new investors, the Fund will continue to offer its shares to existing shareholders. The Fund may recommence offering its shares to new investors at such time as the Investment Manager determines that it would be consistent with prudent portfolio management to do so.



            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.















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